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                              SAFECO TAXABLE BOND TRUST
                              SAFECO MANAGED BOND TRUST
                SUPPLEMENT TO THE PROSPECTUS DATED SEPTEMBER 30, 1996
                          SUPPLEMENT DATED NOVEMBER 25, 1996

The following information supplements the Trusts' No-Load Prospectus:

1. The following information replaces the sentence following the third bullet under the subheading "The Funds" on page 5:

         "Has a minimum initial investment requirement of $1,000 for regular accounts, $250 for individual retirement accounts ("IRAs") and accounts established under the Uniform Gift to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA")."

2. The following information replaces the first three sentences under the subheading "Initial Purchases" on page 33:

         "MINIMUM INITIAL INVESTMENT $1,000 (IRA, UGMA AND UTMA $250).

         Minimum initial investments are negotiable for retirement accounts other than IRAs.

         No minimum initial investment is required to establish the Automatic Investment Method (except for certain UGMA or UTMA accounts) or Payroll Deduction Plan."

3. The following information replaces the first sentence under the subheading "Additional Purchases" on page 33:

         "MINIMUM ADDITIONAL INVESTMENT $100 FOR ALL ACCOUNTS, EXCEPT FOR UGMA OR UTMA AUTOMATIC INVESTMENT METHOD ("AIM") ACCOUNTS OPENED WITH AN INITIAL INVESTMENT OF $250 OR MORE. THESE ACCOUNTS HAVE A MINIMUM ADDITIONAL INVESTMENT OF ONLY $50. THERE IS NO MINIMUM INVESTMENT FOR DIVIDEND REINVESTMENTS."

4. The following information replaces the sentence under the subheading "Automatic Investment Method" on page 38:

         "AIM enables you to make regular monthly investments by authorizing SAFECO Services to withdraw a specific amount from your bank account and invest the amount in any Fund. AIM has a minimum of $100 per withdrawal per Fund for all accounts ( except UGMA and UTMA accounts which have a lower $50 minimum for additional investments, provided that the account was opened with an initial investment of at least $250)."

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5.  The following information replaces the first paragraph under the subheading
    "High-Yield Bond Fund" on page 32:

         "The portfolio managers for the High-Yield Bond Fund are John Stoeser, Assistant Vice President, SAM, and Robert Kern, a securities analyst for SAM. Mr. Stoeser has served as a securities analyst and portfolio manager for SAM since 1992. From 1989 to 1992 he was an
         administrative assistant to the President of SAM.   Mr. Kern has
         served as a securities analyst for SAM since 1994. From 1988 to 1994, Mr. Kern was engaged by the SAFECO Insurance Companies in the Controller's Department."

6. The following information replaces the discussion following the first sentence in Item 1, page 25 under the subheading "Common Investment Practices":

         "A Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, interest payments or dividend distributions from portfolio securities or cash from the sale of Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed. With respect to repurchase agreements, the Managed Bond Fund will invest no more than 5% of its total assets in repurchase agreements and will not purchase repurchase agreements which mature in more than seven days."